UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-(03422)

Exact name of registrant as specified in charter:	Prudential Variable Contract Account—11

Address of principal executive offices:	Gateway Center 3
100 Mulberry Street
Newark, New Jersey 07102

Name and address of agent for service:	Jonathan Shain
Gateway Center 3
100 Mulberry Street
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-802-6469

Date of fiscal year end:	December 31, 2003

Date of reporting period:	June 30, 2003

Item 1—Reports to Stockholders

[SHAREHOLDER REPORT TO BE INSERTED HERE IN THE EDGAR VERSION]

Prudential MEDLEY Program

Semiannual Report to Participants

June 30, 2003

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777
A Prudential Financial company

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The MEDLEY Program and current performance results. The performance results show historical investment performance after the deduction of investment management fees, investment-related expenses, and any product charges, including the maximum possible withdrawal charges.

The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10), The Prudential Variable Contract Account-11 (VCA-11), and The Prudential Variable Contract Account-24 (VCA-24) of The MEDLEY Program. VCA-10, VCA-11, and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ, 07102-3777 and distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. Both are Prudential Financial companies. Each company is solely responsible for its own respective financial conditions and contractual obligations. Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

This report includes the financial statements of the VCA-10, Capital Growth Account; VCA-11, Money Market Account; and The Prudential Series Fund, Inc.

This report does not include separate account financials for the VCA-24 Subaccounts. If you would like separate account financial statements as of June 30, 2003, please call the telephone number on the inside back cover of this report.

The accompanying financial statements as of June 30, 2003, were not audited and accordingly, no opinion is expressed on them.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your plan sponsor or licensed financial professional can provide you with costs and complete details.

The Prudential MEDLEY Program	Semiannual Report	June 30, 2003

Table of Contents

Letter to Participants

VCA-10    CAPITAL GROWTH ACCOUNT

VCA-11    MONEY MARKET ACCOUNT

VCA-24    THE PRUDENTIAL SERIES FUND, INC. PORTFOLIO PERFORMANCE

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

Stock Index Portfolio

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your life variable insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential MEDLEY Program	Semiannual Report	June 30, 2003

Letter to Participants

■  DEAR PARTICIPANT,

A more optimistic tone characterized the financial markets in the second quarter of 2003. In fact, it was the best quarter in 4 1/2 years for both the U.S. stock market and markets outside the United States, even as the long-standing bond market rally persisted.

The market rallies were very welcome after the long bear market. In general, investors should expect both good and bad markets within any extended time span. Good financial planning takes this into account by diversifying your portfolio with an asset allocation that is appropriate to your stage in life and your tolerance for the possibility of loss.

A financial professional can help you create a complete picture of the potential demands on your resources. Moreover, financial professionals are familiar with the long-term returns and historical volatility of various asset classes. Together, you and your financial professional can plan an investment program that takes into account your reasons for investing, the time you have to reach your goals, and the amount of risk you feel comfortable assuming.

On behalf of Prudential Financial, I would like to thank you for your confidence in our products. We look forward to continuing to serve your investment needs.

Sincerely,

David R. Odenath, Jr.

Chairman,

The Prudential Series Fund, Inc.

CHAIRMAN DAVID R. ODENATH, JR.
The Prudential Variable Contract Accounts VCA-10 & VCA-11 July 31, 2003

Prudential Variable Contract Account -10, -11

Average Annual Total Returns

(For the period ended June 30, 2003)

Variable Contract Account-101

Average Annual Total Returns (%)	6-Month	1-Year	3-Year	5-Year	10-Year

Capital Growth Account (VCA-10)	12.64	0.00	–5.51	–5.56	6.42
S&P 500 Index[3]	11.75	0.25	–11.19	–1.61	10.04
Lipper (VIP) Multi-Cap Value Funds Average[5]	12.33	–0.50	0.42	1.64	9.72

Portfolio’s inception date: 08/1982.

Variable Contract Account-11[1] Average Annual Total Returns (%)	7-day Current Net Yield[2]	6-Month	1-Year	3-Year	5-Year	10-Year

Money Market Account (VCA-11)	0.22%	0.19	0.62	2.50	3.38	3.87
Citigroup 3-Month Treasury Bill Index[4]	N/A	0.59	1.41	3.15	3.89	4.41

Portfolio’s inception date: 08/1982.

1 Past performance cannot guarantee comparable future results. The Account performance results are after the deduction of all expenses and contract charges including investment management and administrative fees, but not including the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Investment return and principal value of the Account will fluctuate resulting in a value which may at any time, including the time of the withdrawal of the cash value, be more or less than the total principal investment made. Six-month returns are not annualized.

2 For current yields on the Money Market Account, please call (800) 458-6333. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in the Account.

3 S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

4 The Citigroup 3-Month Treasury Bill Index is an index whereby equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.

5 Lipper (VIP) Funds Averages are calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

Investors cannot invest directly in a market index or average.

Source: Prudential Investments LLC and Lipper Inc. with the exception of Citigroup 3-Month Treasury Bill Index (Citigroup).

FINANCIAL STATEMENTS OF

VCA-11

STATEMENT OF NET ASSETS (Unaudited)

As of June 30, 2003

SHORT-TERM INVESTMENTS—100.0%	Principal Amount (000)	Value (Note 2)
Commercial Paper — U.S. — 31.0%
Aventis,
1.00%, 7/8/2003	$2,000	$1,999,222
1.15%, 7/17/2003	1,235	1,233,580
Citicorp,
1.05%, 8/11/2003	2,000	1,997,317
Edison Asset Securitization LLC,
1.24%, 8/7/2003	3,000	2,993,180
Falcon Asset Securitization Corp.,
1.00%, 7/25/2003	2,000	1,998,222
Old Line Funding Corp.,
1.18%, 7/11/2003	1,023	1,022,028
Paccar Financial Corp.,
1.17%, 2/3/2004	1,000	992,070
Prefcor Holdings, Limited,
1.17%, 7/10/2003	1,000	999,090
1.00%, 7/22/2003	600	599,517
Prudential PLC,
1.26%, 7/14/2003	1,000	996,675
Sheffield Receivables Corp.,
1.08%, 7/15/2003	1,000	999,130
Sony Global Treasury Services,
1.13%, 8/21/2003	800	798,192
Triple A Funding One Corp.,
1.00%, 7/28/2003	3,500	3,496,694
Union Electric Co.,
1.35%, 7/1/2003	3,824	3,823,857
Volkswagon of America,
1.30%, 7/1/2003	900	899,967
Westpac Trust,
1.25%, 7/2/2003	1,000	998,021
1.15%, 8/12/2003	200	199,610
1.12%, 8/20/2003	200	199,571

		26,245,943

Commercial Paper — Yankee — 23.1%
Alliance & Leicester PLC,
1.25%, 7/10/2003	1,000	995,660
ANZ (Delaware) Inc.,
1.08%, 7/22/2003	500	499,475
1.15%, 7/22/2003	150	149,813
1.00%, 7/30/2003	1,000	998,972
1.08%, 7/30/2003	400	399,484
CBA (Delaware) Finance, Inc.,
1.32%, 7/1/2003	1,000	999,963
1.35%, 7/14/2003	100	99,831
Danske Corp.,
1.10%, 7/14/2003	1,076	1,075,540
1.15%, 8/20/2003	850	848,072
1.17%, 8/28/2003	700	698,203
1.25%, 8/28/2003	400	398,792
HBOS Treasury Services PLC,
1.24%, 7/28/2003	300	299,442
1.00%, 8/4/2003	1,700	1,698,017
1.10%, 8/14/2003	500	499,037
1.25%, 8/18/2003	600	598,396
1.25%, 8/27/2003	300	299,104
KBC Financial Products International,Limited,
1.00%, 8/6/2003	3,000	2,996,333
PB Finance,
1.22%, 8/14/2003	462	460,982
Societe Generale NA,
1.00%, 8/12/2003	1,150	1,148,275
Spintab AB,
1.06%, 8/13/2003	1,000	998,204
Svenska Handelsbanken AB,
1.00%, 8/15/2003	1,150	1,148,179
UBS Finance LLC,
1.03%, 7/11/2003	2,302	2,300,617

		19,610,391

Other Bank Related Instruments — U.S. — 11.2%
(Coupon Issues, Discount Notes, Bank Notes)
Federal Farm Credit Banks,
6.51% Coupon Issue, 12/8/2003	200	204,525
5.65% Coupon Issue, 12/29/2003	200	204,286
Federal Home Loan Banks,
5.125% Coupon Issue, 12/1/2003	150	152,386
1.425% Coupon Issue, 3/8/2004	2,000	2,000,000
6.75% Coupon Issue, 4/5/2004	200	208,252
4.875% Medium Term Note, 5/14/2004	200	206,204
7.125% Medium Term Note, 5/14/2004	150	157,556
1.40% Coupon Issue, 6/2/2004	1,000	1,000,000
1.25% Coupon Issue, 6/21/2004	1,000	1,000,000
1.25% Coupon Issue, 7/2/2004	3,000	3,000,000
Federal Home Loan Mortgage Corp.,
1.19% Discounted Note, 12/4/2003	940	931,548
6.485% Coupon Issue, 6/24/2004	200	210,116
Federal National Mortgage Association,
5.80% Coupon Issue, 12/10/2003	250	254,952

		9,529,825

Other Bank Related Instruments — Yankee — 7.1%
(Certificates of Deposit)
Banco Bilbao Vizcaya Argentaria,
1.088% Certificate of Deposit, 12/16/2003	1,000	1,000,000
Dresdner Bank AG,
1.10% Certificate of Deposit, 10/3/2003	2,000	2,000,000
Landesbank Hessen,
1.10% Certificate of Deposit, 12/8/2003	1,000	1,000,000
Toronto Dominion Bank,
1.14% Certificate of Deposit, 11/21/2003	2,000	2,000,312

		6,000,312

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF

VCA-11

STATEMENT OF NET ASSETS (Unaudited)

As of June 30, 2003

SHORT-TERM INVESTMENTS (Continued)	Principal Amount (000)	Value (Note 2)
Other Corporate Debt — U.S. — 27.6%
(Medium Term Notes, Corporate Bonds, Corporate Notes)
American Express Credit Corp.,
1.148% Medium Term Note, 8/15/2004	$1,000	$1,000,000
Associates Corp. of North America,
5.75% Medium Term Note, 11/1/2003	560	567,625
5.80% Medium Term Note, 4/20/2004	1,194	1,235,878
BP Capital Markets PLC
1.12%# Note, 9/11/2003	1,450	1,449,695
Bank One Corp.,
1.45% Medium Term Note, 11/7/2003	4,000	4,002,638
Coca Cola Co.,
6.00% Corporate Note, 7/15/2003	1,000	1,001,831
General Electric Capital Assurance,
1.1375% Medium Term Note, 7/22/2003	1,000	1,000,000
General Electric Capital Corp.,
6.75% Corporate Note, 9/11/2003	775	782,152
1.14% Medium Term Note, 7/9/2004	1,000	1,000,000
JPMorgan,
1.26875% Medium Term Note, 9/15/2003	1,000	1,000,259
1.38% Medium Term Note, 11/24/2003	1,000	1,000,313
5.75% Medium Term Note, 2/25/2004	694	713,322
Merrill Lynch & Co., Inc.,
6.80% Corporate Bond, 11/3/2003	1,000	1,018,958
1.19625% Medium Term Note, 9/25/2003	.1,500	1,500,507
1.235% Medium Term Note, 8/11/2004	.1,000	1,000,000
Metropolitan Life Insurance Co.,
1.22% Medium Term Note,10/3/2003	.1,000	1,000,000
Morgan Stanley Dean Witter,
1.54% Medium Term Note, 8/7/2003	1,200	1,200,274
1.21% Medium Term Note, 7/15/2004	.2,000	2,000,000
Paccar Financial Corp.,
6.92% Medium Term Note, 8/15/2003	.625	628,811
Wells Fargo Financial, Inc.,
7.25% Corporate Bond, 7/14/2003	265	265,433

		23,367,696

Total Short-Term Investments — 100.0%
(cost: $84,754,167)		$84,754,167

OTHER ASSETS, LESS LIABILITIES
Interest Receivable		$190,792
Cash		273
Payable for Pending Capital Transactions		(212,511)

LIABILITIES IN EXCESS OF OTHER ASSETS		(21,446)

Net Assets — 100.0%		$84,732,721

Net Assets, representing:
Equity of Participants — 28,560,872 Accumulation Units at an Accumulation Unit Value of $2.9410		$83,996,191
Equity of Prudential Insurance Company of America		736,530

		$84,732,721

#	Indicates a Variable Rate Security. Rate shown is rate in effect at June 30, 2003.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF

VCA-11

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003

INVESTMENT INCOME
Interest	$598,823
Realized Loss on Investment Transactions	(44)

Total Income	598,779

EXPENSES
Fees Charged to Participants for Investment Management Services	108,603
Fees Charged to Participants for Administrative Expenses	320,251

Total Expenses	426,854

NET INVESTMENT INCOME AND NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$171,925

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2003	Year Ended December 31, 2002

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$171,925	$948,500

CAPITAL TRANSACTIONS
Purchase Payments and Transfers In	11,792,193	43,340,549
Withdrawals and Transfers Out	(16,389,959)	(35,415,078)
Annual Account Charges Deducted from Participants’ Accounts	(4,623)	(63,891)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(4,602,389)	7,861,580

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS	(7,557)	11,418

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,438,021)	8,821,498

NET ASSETS
Beginning of period	89,170,742	80,349,244

End of period	$84,732,721	$89,170,742

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR

VCA-11

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Six Months Ended June 30,	Year Ended December 31,

	2003	2002	2001	2000	1999	1998

Investment Income	$.0202	$.0566	$.1255	$.1772	$.1378	$.1411

Expenses
For investment management fee	(.0036)	(.0072)	(.0072)	(.0068)	(.0065)	(.0062)
For administrative expenses not covered by the annual account charge	(.0109)	(.0218)	(.0214)	(.0204)	(.0194)	(.0186)

Net Increase in Unit Value	.0057	.0276	.0969	.1500	.1119	.1163

Unit Value
Beginning of period	2.9353	2.9077	2.8108	2.6608	2.5489	2.4326
End of period	$2.9410	$2.9353	$2.9077	$2.8108	$2.6608	$2.5489

Total Return**	0.19%	0.95%	3.45%	5.63%	4.39%	4.78%

Ratio Of Expenses To Average Net Assets***	1.00%†	1.00%	1.00%	1.00%	.99%	.99%

Ratio Of Net Investment Income To Average Net Assets***	0.39%†	0.94%	3.38%	5.53%	4.29%	4.78%

Number of Units Outstanding
For Participants at end of period (000’s omitted)	28,561	30,128	27,387	28,305	34,100	34,882

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported. Total returns for periods of less than one full year are not annualized.
***	These calculations exclude Prudential’s equity in VCA-11.
†	Annualized.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS OF

VCA-11

Note 1:	General

The Prudential Variable Contract Account-11 (VCA-11 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (“Prudential”) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-11 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). The investment objective of the Account is to realize a high level of current income as is consistent with the preservation of capital and liquidity. Its investments are primarily composed of short-term securities. The ability of the issuers of the securities held by the Account to meet their obligations may be affected by economic developments in a specific state, industry or region. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

Note 2:	Summary of Significant Accounting Policies

Valuation of Short-Term Investments:    Pursuant to an exemptive order from the Securities and Exchange Commission, securities having a remaining maturity of one year or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase adjusted for constant accretion of discount or amortization of premium to maturity. The rate displayed is the effective yield from the date of purchase to the date of maturity.

Securities Transactions and Investment Income:    Securities transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Net investment income (other than administration fees) is allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership or investment in VCA-11. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes:    The operations of VCA-11 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-11 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-11 has not been reduced by federal income taxes.

Note 3:	Investment Management Agreement and Charges

The Account has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with management of the Account. PI pays for the services of PIM.

A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant’s equity in
VCA-11, is charged to the Account. Up to three quarters of the charge (0.75%), paid to Prudential, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PI, is for investment management services. Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which Prudential has issued a contract.

Prudential, PI and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc.

An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant’s accounts or at the end of the fiscal year by cancelling Units.

A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. For the six months ended June 30, 2003 and the year ended December 31, 2002, Prudential has advised the Account that it received deferred sales charges of $1,299 and $4,073, respectively, imposed upon certain withdrawals from the Account.

Note 4:	Unit Transactions

The number of Accumulation Units issued and redeemed for the six months ended June 30, 2003 and December 31, 2002, respectively are as follows:

	Six Months Ended June 30, 2003	Year Ended December 31, 2002

Units issued	4,001,395	14,870,240

Units redeemed	(5,568,407)	(12,129,495)

Net increase (decrease)	(1,567,012)	2,740,745

Note 5:	Net Increase (Decrease) In Net Assets Resulting From Surplus Transfers

The increase (decrease) in net assets from surplus transfers represents the net increases to/(reductions from) Prudential’s investment in the Account. This increase (decrease) includes reserve adjustments for mortality and expense risks assumed by Prudential.

Note 6:	Participant Loans

Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant’s other Accumulation Accounts as well.

Withdrawals, transfers and loans from VCA-11 are considered to be withdrawals of contributions until all of the Participant’s contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

For the six months ended June 30, 2003, $217,482 in participant loans were withdrawn from VCA-11 and $220,211 of principal and interest was repaid to VCA-11. For the year ended December 31, 2002, $558,155 in participant loans were withdrawn from VCA-11 and $261,171 of principal and interest was repaid to VCA-11. Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be VCA-11. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-11. During the six months ended June 30, 2003, Prudential has advised the Account that it received $5,285 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

The Prudential MEDLEY Program

Board of Directors

DAVID R. ODENATH, JR.	W. SCOTT MCDONALD, JR., PH.D.
Chairman,	Vice President,
The Prudential Series Fund, Inc.	Kaludis Consulting Group
The Prudential Variable Contract
Accounts 10 and 11

SAUL K. FENSTER, PH.D.	JOSEPH WEBER, PH.D.
President,	Vice President,
New Jersey Institute of Technology	Interclass (international corporate learning)

The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated, and receive current investment option values in your contract. Unit values for each investment option are available to all participants from the toll-free number. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

(

(800) 458-6333

8 a.m. – 8 p.m. Eastern time

In the past, participants who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In an effort to lessen waste and reduce expenses of postage and printing, we will attempt to mail only one copy of this report, based on our current records for participants with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free number listed on the inside back cover should be used to request additional copies. Proxy material and tax information will continue to be sent for each account of record.

30 Scranton Office Park Scranton, PA 18507-1789		PRESORTED STANDARD U.S. POSTAGE PAID PRUDENTIAL

(Recycle Graphic)

Printed in the U.S.A.
IFS-A077689 MD.RS.011 Ed. 08/31/2003	on recycled paper

.

Item 2 — Code of Ethics — Not required in this filing

Item 3 — Audit Committee Financial Expert — Not required in this filing

Item 4 — Principal Accountant Fees and Services — Not required in this filing

Item 5 — Reserved

Item 6 — Reserved

Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies — Not required in this filing

Item 8 — Reserved

Item 9 — Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 — Exhibits

(a)	Code of Ethics — Not required in this filing

(b)	Certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act — Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Prudential Variable Contract Account 11
By:	/s/ Jonathan D. Shain
Jonathan D. Shain
Secretary

Date: August 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date: August 26, 2003

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date: August 26, 2003